Confidential Treatment Requested
Exhibit 10.1

FOURTH OMNIBUS AMENDMENT TO
FOURTH AMENDED AND RESTATED RECEIVABLES
FUNDING AND ADMINISTRATION AGREEMENT
AND
THIRD AMENDED AND RESTATED RECEIVABLES
SALE AND SERVICING AGREEMENT

This FOURTH OMNIBUS AMENDMENT (this “Amendment”), dated as of November 6, 2014, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), SYNNEX CORPORATION (“Synnex”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, PNC, as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group and is the (i) EIGHTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (as described below) and (ii) TENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT (as described below).
RECITALS
A.WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”);
B.    WHEREAS, each of the persons signatory thereto from time to time as Originators, Synnex, in its capacity as servicer thereunder, and the Borrower, as buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”); and
C.    WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth and the Borrower, Synnex and BNS desire to amend and modify certain terms of the SSA, and to make certain other changes to the RFA, the SSA and the Related Documents, as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Confidential Treatment Requested

1.    Certain Defined Terms. Capitalized terms that are used herein without definition shall have the same meanings herein as in Annex X to SSA and RFA.
2.    Amendments to Annex X to the SSA and the RFA.
(a)    Clause (iii) in the definition of “Adjusted Net Receivables Balance” in Annex X to SSA and RFA is hereby amended and restated in its entirety to read as follows:
“(iii) the lesser of (A) (I) the aggregate Outstanding Balance of all Eligible Receivables the Obligors of which are Eligible Foreign Obligors minus (II) the sum, with respect to each Eligible Foreign Obligor Jurisdiction, of the amount by which the aggregate Outstanding Balance of all Eligible Receivables of each Eligible Foreign Obligor organized in such Eligible Foreign Obligor Jurisdiction exceeds 2.00% of the Net Receivables Balance and (B) (I) at any time a Foreign Obligor Trigger Event exists, 2.00% of the Net Receivables Balance and (II) at any time a Foreign Obligor Trigger Event does not exist, 5.00% of the Net Receivables Balance, and”.
(b)    The definition of “Aggregate Commitment” in Annex X to SSA and RFA is hereby amended by replacing the amount “Five Hundred Million Dollars ($500,000,000)” where it appears therein with the amount “Six Hundred Million Dollars ($600,000,000)” in its place.
(c)    The definition of “Concentration Percentage” in Annex X to SSA and RFA is hereby amended and restated in its entirety as follows:
““Concentration Percentage” shall mean, as of any date of determination, for the Obligors compromising each Class of Obligor in the table below, on an individual basis, a percentage not to exceed the corresponding “Individual Obligor Percentage”, subject to adjustment for any Special Obligors as approved by the Administrative Agent with the consent of the Requisite Lenders.

Class of Obligor	Individual Obligor Percentage

Class A	15.00%
Class B	10.00%
Class C	7.66%
Class D	4.60%

(d)    The definition of “Default Ratio” in Annex X to SSA and RFA is hereby amended by (i) replacing the text “Outstanding Balance” where it appears in clause (a)(i) therein with

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the text “Billed Amount” in its place and (ii) replacing the time period “three (3) months” where it appears in clause (b) therein with the time period “four (4) months” in its place.
(e)    The definition of “Default Trigger Ratio” in Annex X to SSA and RFA is hereby amended by (i) replacing the text “fourth, fifth, and sixth” where it appears therein with the text “fifth, sixth, and seventh” in its place and (ii) replacing the text “Outstanding Balance” where it appears in clause (a) therein with the text “Billed Amount” in its place.
(f)    The definition of “Defaulted Receivable” in Annex X to SSA and RFA is hereby amended by replacing the text “91 to 120 days” where it appears therein with the text “121 to 150 days” in its place.
(g)    The definition of “Delinquency Ratio” in Annex X to SSA and RFA is hereby amended and restated in its entirety to read as follows:
““Delinquency Ratio” shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

(1)        the aggregate Billed Amount of all Transferred Receivables (other than Specified Excluded Receivables) with respect to which any payment, or part thereof, remains unpaid from 91 to 120 days after its Billing Date to

(2)        the aggregate Outstanding Balance of all Transferred Receivables (other than Specified Excluded Receivables) as of the last day of the most recently ended Settlement Period.”.

(h)    The definition of “Delinquency Trigger Ratio” in Annex X to SSA and RFA is hereby amended and restated in its entirety to read as follows:

““Delinquency Trigger Ratio” shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

(1)        the aggregate Billed Amount of Transferred Receivables (other than Specified Excluded Receivables) as of the last day of the three (3) most recently ended Settlement Periods with respect to which any payment, or part thereof, remains unpaid from 91 to 120 days after its Billing Date to

(2)        the aggregate Outstanding Balance of Transferred Receivables (other than Specified Excluded Receivables) as of the last day of the three (3) most recently ended Settlement Periods.”.

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(i)    Clause (a) of the definition of “Eligible Receivable” in Annex X to SSA and RFA is hereby amended by replacing the number “90” where it appears therein with the number “120” in its place.
(j)    The definition of “Final Advance Date” in Annex X to SSA and RFA is hereby amended by replacing the date “October 18, 2015” where it appears therein with the date “November 4, 2016” in its place.
(k)    The definition of “Indemnified Taxes” in Annex X to SSA and RFA is hereby amended by replacing the text “Section 2.08(h)” where it appears therein with the text “Section 2.08(g)” in its place.
(l)    The definition of “Loss Reserve Ratio” in Annex X to SSA and RFA is hereby amended and restated in its entirety to read as follows:
““Loss Reserve Ratio” shall mean, as of any date of determination, the ratio (expressed as a percentage) calculated in accordance with the following formula:
LRR=LHF × ARR × 2.25
where
LRR =        the Loss Reserve Ratio;

LHF =
a Loss Horizon Factor equal to (x) the aggregate principal amount of Transferred Receivables originated during the four (4) most recent Settlement Periods preceding such date divided by (z) the Adjusted Net Receivables Balance as of the end of the Settlement Period immediately preceding such date; and

ARR =
As of any date of determination, the highest quotient occurring during the twelve most recent Settlement Periods of (i) the aggregate Billed Amount of all Transferred Receivables (other than Specified Excluded Receivables) which became Defaulted Receivables during the three most recent calendar Settlement Periods immediately preceding such date divided by (ii) the aggregate Outstanding Balance of all Transferred Receivables (other than Specified Excluded Receivables) originated during the fifth through seventh calendar Settlement Periods immediately preceding such date.”.

(m)    The definition of “Minimum Reserve Ratio” in Annex X to SSA and RFA is hereby amended by replacing the percentage “22.5%” where it appears therein with the percentage “25.0%” in its place.

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Confidential Treatment Requested

(n)    The last sentence in the definition of “Special Obligor” in Annex X to SSA and RFA is hereby amended and restated in its entirety to read as follows:
“As of the Fourth Omnibus Amendment Effective Date, and until such status is revoked by any Lender, (i) [*] shall be a Special Obligor with an “Individual Obligor Percentage” of 25.00% so long as [*]’s long-term unsecured rating is equal to or greater than A by S&P and Baa2 by Moody’s; (ii) [*] shall be a Special Obligor with an “Individual Obligor Percentage” equal to a Class C Obligor under the definition of “Concentration Percentage” so long as [*]’s long-term unsecured rating is equal to or greater than BB by S&P and Baa3 by Moody’s; and (iii) [*] shall be a Special Obligor with an “Individual Obligor Percentage” of 7.00%.”.
(o)    Annex X to the SSA and RFA is hereby be amended by inserting the following defined terms in the appropriate alphabetical order:
““Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Borrower, the Servicer, and each Originator or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.
“Eligible Foreign Obligor” shall mean a Foreign Obligor whose jurisdiction of organization has a sovereign debt rating of no less than A-1 by S&P and P-1 by Moody’s.
“Eligible Foreign Obligor Jurisdiction” shall mean any jurisdiction in which an Eligible Foreign Obligor is organized.
“Foreign Obligor Trigger Event” shall exist if, as of any date of determination, either (i) Synnex’s Fixed Charge Coverage Ratio (as defined in the Credit Agreement) is below 1.20 or (ii) Synnex’s consolidated Leverage Ratio (as defined in the Credit Agreement) is above 3.50.
“Fourth Omnibus Amendment Effective Date” shall mean November 6, 2014.
“Participant Register” shall have the meaning assigned to it in Section 12.02(i) of the Funding Agreement.
“Register” shall have the meaning assigned to it in Section 12.02(i) of the Funding Agreement.
“Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions, including, on the Fourth Omnibus Amendment Effective Date, Cuba, Iran, North Korea, Sudan and Syria.

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

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“Sanctioned Person” shall mean, at any time (i) a Person currently the subject or the target of any Sanctions, including any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, and (ii) any Person controlled by any such Person.
“Sanctions” shall mean economic, financial or other sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or other relevant sanctions authority, including the U.S. and Canada.
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.”.
3.    Amendments to the RFA.
(a)    The second sentence in clause (g) of Section 2.08 to the RFA is hereby amended and restated in its entirety as follows:
“If the Borrower shall be required by law to deduct or withhold any Indemnified Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.08) the Affected Party entitled to receive any such payment receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings, and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.”.
(b)    The first sentence in clause (a) of Section 2.09 to the RFA is hereby amended and restated in its entirety in its entirety to read as follows:
“If any Affected Party shall have determined that, after the date hereof, the adoption or implementation of or any change in any law, treaty, governmental (or quasi governmental) rule, regulation, guideline or order or in the administration, interpretation, implementation or application thereof by any Governmental Authority regarding capital adequacy, reserve or liquidity requirements or similar requirements or compliance by such Affected Party with any request or directive regarding capital adequacy, reserve or liquidity requirements or similar requirements (whether or not having the force of law) from any central bank or other Official Body increases or would have the effect of increasing the amount of capital, liquidity, reserves or other funds required to be maintained by such Affected Party against commitments made by it under this Agreement or any other Related Document or Program Support Agreement and thereby reducing the rate of return on such Affected Party’s capital as a consequence of its commitments

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hereunder or thereunder (each, an “Increased Capital Rate of Return Reduction Event”), then the Borrower shall from time to time upon demand by the Administrative Agent pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for such reduction together with interest thereon from the date of any such demand until payment in full at the applicable Base Rate.”.
(c)    The first sentence of clause (o) of Section 4.01 to the RFA is hereby amended and restated in its entirety to read as follows:
“The Borrower (i) is not a “covered fund” under the Volcker Rule and (ii) is not, and after giving effect to the transactions contemplated hereby, will not be required to register as, an “investment company” within the meaning of the Investment Company Act or any successor statute. In determining that the Borrower is not a covered fund, the Borrower either does not rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or 3(c)(7) of the Investment Company Act or is entitled to the benefit of the exclusion for loan securitizations in the Volcker Rule under 17 C.F.R. 75.10(c)(8).”.
(d)    Section 4.01 to the RFA is hereby amended by inserting a new clause (w) at the end thereof to read as follows:
“(w)    Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by or on behalf of the Borrower that are designed to achieve compliance by the Borrower and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such the Borrower’s business and activities, and the Borrower and, to the knowledge of the Borrower, its officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the credit facility established hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. (a) None of the Borrower or, to the knowledge of the Borrower, any of its directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the credit facility established hereby, is a Sanctioned Person, and (b)  the Borrower is not organized or resident in a Sanctioned Country. No Advance or use of proceeds thereof by the Borrower in any manner will violate Anti-Corruption Laws or applicable Sanctions.”.
(e)    Section 5.01 to the RFA is hereby amended by inserting a new clause (i) at the end thereof to read as follows:
“(i)        Anti-Corruption Laws and Sanctions. Policies and procedures will be maintained and enforced by or on behalf of the Borrower that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Borrower, by the Borrower and each of its directors,

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officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of the Borrower’s business and activities.”.
(f)    Section 5.03 to the RFA is hereby amended by inserting a new clause (q) at the end thereof to read as follows:
“(q)    Anti-Corruption Laws and Sanctions. The Borrower will not request any Advance, and shall procure that its directors, officers, employees and agents shall not use, the proceeds of any Advance (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Sanctions by any such Person.”.
(g)    Section 8.01(t) to the RFA is hereby amended and restated in its entirety as follows:
“(t)        (i) the Default Trigger Ratio shall exceed 2.00%; (ii) the Delinquency Trigger Ratio shall exceed 2.50%; (iii) the Dilution Trigger Ratio shall exceed 5.75%; or (iv) the Receivables Collection Turnover Trigger shall exceed 47.5 days; or”.
(h)    Section 12.02 to the RFA is hereby amended by inserting a new clause (i) at the end thereof to read as follows:
“(i)        The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain, or cause to be maintained, a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Related Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any of the Related Documents) to any Person except to the extent that such disclosure is necessary to

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establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.”.
(i)    Schedule 1.01 to the RFA is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.
(j)    The Form of Monthly Report and the Form of Weekly Report attached to Annex 5.02(a) to the RFA are hereby amended and restated in its entirety in the form of Exhibit B attached hereto.
4.    Amendments to the SSA.
(a)    Section 4.01 to the SSA is hereby amended by inserting a new clause (y) at the end thereof to read as follows:
“(y)    Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by or on behalf of each of the Transaction Parties that are designed to achieve compliance by the Transaction Parties and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and each of the Transaction Parties, their respective Subsidiaries and their respective officers and employees and, to the knowledge of each of the Transaction Parties, its respective officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the purchases contemplated established hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. None of (a) the Transaction Parties or any of their respective Subsidiaries or, to the knowledge of the Transaction Parties, as applicable, any of their respective directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the credit facility established hereby, is a Sanctioned Person, and (b)  the Transaction Parties nor any of their respective Subsidiaries is organized or resident in a Sanctioned Country. No use of proceeds of the Sale Price of any Transferred Receivables by any Transaction Party will in any manner violate Anti-Corruption Laws or applicable Sanctions.”.
(b)    Section 4.02 to the SSA is hereby amended by inserting a new clause (o) at the end thereof to read as follows:
“(o)    Anti-Corruption Laws and Sanctions. Policies and procedures will be maintained and enforced by or on behalf of each Originator that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of each Originator, by such Originator and each of its respective Subsidiaries and its or their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of such Person’s business and activities.”.

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(c)    Section 4.03 to the SSA is hereby amended by inserting a new clause (n) at the end thereof to read as follows:
“(n)    Anti-Corruption Laws and Sanctions. Each Originator shall not use, and each Originator shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, proceeds of the Sale Price of any Transferred Receivables (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Sanctions by any such Person.”.
(d)    Section 7.04 to the SSA is hereby amended by inserting a new clause (p) at the end thereof to read as follows:
“(p)    Anti-Corruption Laws and Sanctions. Policies and procedures will be maintained and enforced by or on behalf of the Servicer that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Servicer, by the Servicer and each of its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of such Person’s business and activities”.
5.    Representations and Warranties. Each of Synnex and the Borrower represents and warrants for itself as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.

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(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to such Person.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA and Synnex set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.
6.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA and the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA and the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA or the SSA, as applicable, shall be deemed to be references to the RFA and the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA or the SSA other than as set forth herein.
7.    Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) receipt by the Administrative Agent of the following: (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; (ii) counterparts of the Amended and Restated Fee Letter (whether by facsimile or otherwise) executed by each of the other parties thereto; and (iii) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower and Synnex and the authorization of this Amendment, all in form and substance satisfactory to the Administrative Agent.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
10.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

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11.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or the SSA or any provision hereof or thereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
SIT FUNDING CORPORATION,
as the Borrower

By:___/s/ Marshall Witt_________________
Name: Marshall Witt
Title: Chief Financial Officer

SYNNEX CORPORATION

By:___/s/ Marshall Witt_________________
Name: Marshall Witt
Title: Chief Financial Officer

S-1    Fourth Omnibus Amendment (Synnex)

Confidential Treatment Requested

THE BANK OF NOVA SCOTIA,
as a Lender, as Administrator for
Liberty Street Funding LLC,
as Managing Agent for the
BNS Lender Group and
as the BNS Committed Lender

By:___/s/ Eugene Dempsey ______________
Name:     Eugene Dempsey
Title:     Director

LIBERTY STREET FUNDING LLC,
as a Lender and the BNS Discretionary Lender

By:___/s/ Jill A. Russo___________________
Name:     Jill A. Russo
Title:     Vice President

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:___/s/ Eugene Dempsey ______________
Name:     Eugene Dempsey
Title:     Director

S-2    Fourth Omnibus Amendment (Synnex)

Confidential Treatment Requested

PNC BANK, NATIONAL ASSOCIATION,
as Managing Agent for the PNC Lender Group
By:___/s/ Mark Falcione____________________
Name:     Mark Falcione
Title:     Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as the PNC Committed Lender

By:___/s/ Mark Falcione____________________
Name:     Mark Falcione
Title:     Executive Vice President

S-3    Fourth Omnibus Amendment (Synnex)

Confidential Treatment Requested

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for
Manhattan Asset Funding Company LLC
and as Managing Agent for the
SMBC Lender Group

By:___/s/ Naoya Miyagaki___________________
Name:     Naoya Miyagaki
Title:     President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and the SMBC Committed Lender

By:___/s/ Yasufumi Morita___________________
Name:     Yasufumi Morita
Title:     Vice President

MANHATTAN ASSET FUNDING COMPANY LLC, as a Lender and
the SMBC Discretionary Lender

By:    MAF RECEIVABLES CORP.,
its sole member
By:___/s/ Lina Khaimah_____________________
Name:     Lina Khaimah
Title:

S-4    Fourth Omnibus Amendment (Synnex)

Confidential Treatment Requested

EXHIBIT A

Schedule 1.01 to the Fourth Amended and Restated
Receivables Funding and Administration Agreement
by and among
SIT Funding Corporation,
The Financial Institutions Signatory Hereto From Time to Time
and The Bank of Nova Scotia

Lender	Commitment
The Bank of Nova Scotia	$270,000,000
PNC Bank, National Association	$180,000,000
Sumitomo Mitsui Banking Corporation	$150,000,000
Total	$600,000,000

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EXHIBIT B

Form of Monthly Report & Form of Weekly Report

[Attached]

Confidential Treatment Requested

SIT Funding Corporation
Monthly Report

Pro Forma Report For Month Ending:
Please NOTE: $ in 000s

PART I. ROLLFORWARD
		TOTAL	NOTES
1)	Beginning of Month Receivables Balance
2)	Gross Credit Sales (and Transfers)
3)	Collections
4)	Write Offs prior to 91 days past invoice
5)	Recoveries
6)	Non-Dilutive Debits
7)	Non-Dilutive Credits
8)	Discounts
9)	Credit MEMOs
9a)	Other Dilutive Items
End of Month Receivables Balance

PART II. AGING
TOTAL
10)	0-30 dpi
11)	31-60 dpi
12)	61-90 dpi
13)	91-120 dpi
14)	121-150 dpi
14a)	151+ dpi
15)	[Reserved] 91-120 dpi: EXT & AFR, less PAR
16)	[Reserved] 121-150 dpi: EXT & AFR, less PAR
16a)	[Reserved] 151+ dpi AFR, less PAR
16b)	Credits
TOTAL

PART III. ELIGIBLE & NET ELIGIBLES RECEIVABLES CALCULATION
TOTAL
TOTAL	Total Receivables

17)	A/R > 120 dpi

Confidential Treatment Requested

18)	Credits > 90 dpi
19)	COD or CIA Payment Terms
20)	Contra / Offset
21)	Unapplied Cash
22)	Chargebacks and returns
23)	Due From Bankrupt or Insolvent Customers
24)	Extended Terms A/R
25)	Bill and Hold / Guaranteed Sales / Progress Billing
26)	Excluded Obligor Receivables
27)	Cross Aging > 50% (>90 dpi)
28)	Employee Receivables
29)	Non-trade/ Notes Receivable
30)	Rebate Reserve
31)	Disputed Receivables
32)	Vendor Pass through amounts
33)	All Other Ineligibles
34)	Subserviced Receivables
Total

INELIGIBLE RECEIVABLES
ELIGIBLE RECEIVABLES
less Permitted Affiliates, Foreign, and Govt
less Excess Concentration Amounts
NET RECEIVABLES BALANCE

Contra - Gov't
Contra - Permitted Affiliate Receivables
Contra - Foreign Receivables (USD)
Contra - Subservicing allow
Adj NET RECEIVABLE BALANCE ("Adj NRB")

PART IV. ADVANCE RATE
%
	Loss Reserve Ratio		MEMO:
Dilution Reserve Ratio
Minimum Reserve Ratio
Dynamic Advance Rate
Adj. NRB x Dynamic Advance Rate
	Interest Reserve		Interest Reserve Rate:
	Servicing Fee Reserve		Servicing Fee Rate:

Confidential Treatment Requested

Available For Funding ("AFN")

35)	Aggregate Commitment
Borrowing Base

PART V. FUNDING AVAILABILITY

Borrowing Base (Maximum Availability)
36)	Borrowing (Current Capital Outstanding)

POTENTIAL INCREASE AMOUNT

37)	Requested Borrowing Increase

Ending Borrowings Outstanding (after funding)
Purchaser's Interest

Funding Excess (as defined in Annex X)

PART VI. RECEIVABLE TERMINATION EVENTS (PERFORMANCE RATIOS)
NOTE: Ratios reflect New Age impact starting with April 2008			(Section 8.01(t) of RFA)
		Current Month	Trigger	Termination Event?
Dilution Trigger Ratio
Default Trigger Ratio
Delinquency Trigger Ratio
Receivables Collection Turnover Trigger

PART VII. SERVICER TERMINATION EVENTS (FINANCIAL RATIOS)
(Section 8.01(m) of SSA)
		Current Month	Trigger*	Termination Event?
Fixed Charge Coverage Ratio

TOP OBLIGORS and Total # Obligors
Total Number of Obligors
TOTAL
38)	Number of Obligors

Top Obligors - attach Concentrations tab

Confidential Treatment Requested

The undersigned hereby represents and warrants that the foregoing is true and accurate in all material respects and is in accordance with the Receivables Funding & Administration Agreement, as may be amended and restated from time to time, dated as of November 12, 2010 and that no Event of Termination or Incipient Event of Termination has occurred and is continuing.

Name:
Title:

Confidential Treatment Requested

Obligor Concentrations
as of

Please NOTE: $ in 000s				(A)	(B)	(C)	(D)	(E)
							= (A x C)	= (B - D) or 0
	Obligor	S&P Short Term Rating (If no ST then LT)	Moody's Short Term Rating (If no ST then LT)	Limit %	Obligor Eligible Receivables	Eligible AR (less exception**)	Concentration Limit	Excess Concentration
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.

Subserviced Receivables

Total Excess Concentrations

	Obligor Class	Obligor Ratings (S&P/Moody's)*		Percentage	Special Obligor
		Short Term	Long Term		Company	Concentration %
	Class A	A-1/P-1	A/A2 or higher
	Class B	A-2/P-2	BBB+/Baa1 or higher
	Class C	A-3/P-3	BBB-/Baa3 or higher

Confidential Treatment Requested

Class D	Below BBB-/Baa3 ; NR ; NIG

Special Obligors	Obligor Ratings (S&P/Moody's)		Percentage
	Short Term	Long Term

Confidential Treatment Requested

SIT Funding Corporation
Weekly Report

Pro Forma Report For Day Ending:
Please NOTE: Amounts in Dollars

PART I. ROLLFORWARD

1)	Beginning of Week Receivables Balance
2)	Gross Credit Sales (and Transfers)
3)	Collections
4)	Write Offs
5)	Recoveries
6)	Non-Dilutive Debits
7)	Non-Dilutive Credits
8)	Discounts
9)	Credit MEMOs
9a)	Other Dilutive Items
End of Day Receivables Balance

PART II. AGING

Only updated Weekly, not Daily
10)	0-30 dpi
11)	31-60 dpi
12)	61-90 dpi
13)	91-120 dpi
14)	121-150 dpi
14a)	151+ dpi
15)	[Reserved] 91-120 dpi: EXT & AFR, less PAR
16)	[Reserved] 121-150 dpi: EXT & AFR, less PAR
16a)	[Reserved] 151+ dpi: EXT & AFR, less PAR
16b)	Credits
TOTAL

PART III. ELIGIBLE & NET ELIGIBLE RECEIVABLES CALCULATION
TOTAL
TOTAL	Total Receivables

17)	A/R > 120 dpi
18)	Credits > 90 dpi

Confidential Treatment Requested

19)	COD or CIA Payment Terms
20)	Contra / Offset
21)	Unapplied Cash
22)	Chargebacks and returns
23)	Due From Bankrupt or Insolvent Customers
24)	Extended Terms A/R
25)	Bill and Hold / Guaranteed Sales / Progress Billing
26)	Excluded Obligor Receivables
27)	Cross Aging > 50% (>90 dpi)
28)	Employee Receivables
29)	Non-trade/ Notes Receivable
30)	Rebate Reserve (Include NAE Rebate reserve)
31)	Disputed Receivables / In excess of Credit Limit
32)	Vendor Pass through amounts / Debit Memos
33)	All Other Ineligibles (Include NAE Customer Liabilities
34)	Subserviced Receivables
Total

INELIGIBLE RECEIVABLES
ELIGIBLE RECEIVABLES
less Permitted Affiliates, Foreign, and Govt
less Excess Concentration Amounts
NET RECEIVABLES BALANCE

Contra - Gov't
Contra - Permitted Affiliate Receivables
Contra - Foreign Receivables (USD)
Contra - Subservicing
Adj NET RECEIVABLE BALANCE ("Adj NRB")

PART IV. ADVANCE RATE
		%	As of:
Loss Reserve Ratio
Dilution Reserve Ratio
Minimum Reserve Ratio
Dynamic Advance Rate
NRB x Dynamic Advance Rate
	Interest Reserve		Interest Reserve Rate:
	Servicing Fee Reserve		Servicing Fee Rate:
Available For Funding ("AFN")

35)	Aggregate Commitment
Borrowing Base

Confidential Treatment Requested

PART V. FUNDING AVAILABILITY

Borrowing Base (Maximum Availability)
Borrowing (Current Capital Outstanding)
EXCESS FUNDING CAPACITY
POTENTIAL INCREASE AMOUNT

Requested Borrowing Increase / (Decrease)

Ending Borrowings Outstanding (after funding)
Purchaser's Interest

The undersigned hereby represents and warrants that the foregoing is true and accurate in all material respects and is in accordance with the Receivables Funding & Administration Agreement, as may be amended and restated from time to time, dated as of Nov 12, 2010 and that no Event of Termination or Incipient Event of Termination has occurred and is continuing.

Name:
Title:

Confidential Treatment Requested

Obligor Concentrations
as of

Please NOTE: $ in 000s				(A)	(B)	(C)	(D)	(E)
							= (A x C)	= (B - D) or 0
	Obligor	S&P Short Term Rating (If no ST then LT)	Moody's Short Term Rating (If no ST then LT)	Limit %	Obligor Eligible Receivables	Eligible AR (less exception**)	Concentration Limit	Excess Concentration
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.

Subserviced Receivables

Total Excess Concentrations

	Obligor Class	Obligor Ratings (S&P/Moody's)*		Percentage	Special Obligor
		Short Term	Long Term		Company	Concentration %
	Class A	A-1/P-1	A/A2 or higher
	Class B	A-2/P-2	BBB+/Baa1 or higher
	Class C	A-3/P-3	BBB-/Baa3 or higher
	Class D	Below BBB-/Baa3 ; NR ; NIG

Confidential Treatment Requested